SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: October 8, 1998


                     BOULDER CAPITAL OPPORTUNITIES III, INC.
             (Exact name of registrant as specified in its charter)



    COLORADO                      0-22273                    84-1383888
(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

ADDRESS:

15662 COMMERCE LANE, HUNTINGTON BEACH, CA                              92649
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:(714) 895-0944

Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                  None.

Item 5.  OTHER EVENTS

                  None.

Item 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

                  Robert Soehngen resigned as President and Director.

                  Alex Mardikian, Hratch Khedesian, Vatche Khedesian and George Tfaye were appointed directors, effective October 5, 1998.

         ALEX MARDIKIAN, age 27, Vice President, received an AS in Water Technology from Mount San Antonio College in 1993. From 1993 to 1995 he was an Inventory Operations Manager for Lynn Vick Products, a watercraft products supplier. From 1995 to 1997 he was a regional service manager in the Western Utility Division with Schlumberger Industries. From 1990 to 1993 he was employed by Laser Jet Performance as a production manager.

         HRATCH KHEDESIAN, age 31, studied at UCLA and at Goldenwest College in finance and business. From 1987 to present he has worked for Mardikian Design and its successor, Laser Jet Performance, in product design and production engineering. He has had on the job training in production engineering, new product development, purchasing, management and training, accounting, human resources, CAD-CAM Design, and Computer Numeric Control Programming. Mr. Khedesian now holds the title of President of R&D and New Product Development of Sonic Jet Performance, LLC, USA and also Vice Chairman and CEO of Nanning Sonic Jet China.

     VATCHE KHEDESIAN, age 24, obtained a BA from the University of California at Santa Barbara in 1997, with a major in Marketing & Finance. He became employed by Sonic Jet Performance in January 1998 as a business organization plan. He was operations manager for MB2 West from 1996 to 1998. From 1993 to 1995 he was a warehouse manager for Akari Gemini. For six months in 1996 he worked as an aide in the Financial Marketing Department of Merrill Lynch.

     GEORGE TFAYE, age 44, obtained an educational certificate at the Technical Institute of Aleppo Syria in 1976 in machining, tooling, Production Engineering, and Mold Making. He has been Vice President of Production Engineering and New Product Development at Sonic Jet Performance, Inc. since 1987. He is Secretary and a Director of Golden Empire Trading, Inc. since 1989.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS


                  a.       Financial Statements - None.
                  b.       Exhibits - None.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 8, 1998                    Boulder Capital Opportunities III, Inc.


                                         By:/s/Alex Mardikian
                                         ---------------------------------------
                                               Vice-President